UBS Money Series

SAI Supplement

Supplement to the Statement of Additional Information dated August 26, 2016

Includes:

•	UBS Select Prime Institutional Fund
•	UBS Select Prime Preferred Fund
•	UBS Select Prime Investor Fund
•	UBS Prime Reserves Fund
•	UBS Prime Preferred Fund
•	UBS Prime Investor Fund
•	UBS Tax-Free Reserves Fund
•	UBS Tax-Free Preferred Fund
•	UBS Tax-Free Investor Fund

December 28, 2016

Dear Investor:

The purpose of this supplement is to update certain information for each of the above named funds (each, a “fund”).

First, this supplement updates certain information contained in the Statement of Additional Information (“SAI”) for UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Prime Investor Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund, and UBS Prime Investor Fund regarding each fund’s principal investment strategies. Effective January 17, 2017, each fund will be permitted to invest in municipal securities without limitation. Currently, each fund may invest up to 5% of its net assets in investments the income from which is exempt from federal income tax; and such 5% limit is removed effective such date.

ZS-850

Second, this supplement updates certain information contained in the SAI for UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund, and UBS Tax-Free Investor Fund regarding changes to the purchase and valuation pricing times for the funds. These changes are being made for operational reasons. Currently, the funds do not accept purchase orders received after 2:00 p.m. (Eastern time) and redemption orders received after 12:00 noon (Eastern time). Each fund’s net asset value currently is normally determined five times each business day, at 9:00 a.m., 10:00 a.m., 11:00 a.m., 12:00 noon and 2:00 p.m. (Eastern time). Effective January 17, 2017, the funds will not accept purchase orders or redemption orders received after 12:00 noon (Eastern time). Additionally, effective such date, each fund’s net asset value will normally be determined four times each business day, at 9:00 a.m., 10:00 a.m., 11:00 a.m. and 12:00 noon (Eastern time).

The SAI is hereby supplemented as shown below.

Effective January 17, 2017, the section captioned “The funds and their investment policies” and sub-captioned “UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Prime Investor Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund and UBS Prime Investor Fund” is revised by replacing all of the first paragraph of that section with the following:

Each fund’s investment objective is to earn maximum current income consistent with liquidity and the preservation of capital. Each fund’s investments include (1) US and non-US government securities, (2) obligations of issuers in the financial services group of industries, (3) commercial paper and other short-term obligations of US and non-US corporations, partnerships, trusts and similar entities, (4) funding agreements and other insurance company obligations, (5) repurchase agreements, (6) investment company securities, and (7) municipal money market instruments.

Effective January 17, 2017, that section is also revised by deleting the last sentence of the third paragraph, which reflected the 5% limit referenced above.

The section captioned “The funds’ investments, related risks and limitations” and sub-captioned “Types of municipal securities” is revised by replacing the first sentence of that section with the following:

UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund, UBS Select Prime Investor Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund, UBS Prime Investor Fund, UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund, and UBS Tax-Free Investor Fund may invest in a variety of municipal securities, as described below.

Effective January 17, 2017, the section captioned “Valuation of Shares” is revised by replacing the last sentence of the third paragraph of that section with the following:

In addition, if the board determines that a fund can no longer maintain a constant net asset value of $1.00 per share, the fund may, as part of converting to a market based net asset value, take steps to: (i) temporarily suspend the offering of fund shares; (ii) delay the payment of redemption proceeds for up to seven days, as permitted by the Investment Company Act; and (iii) price its shares once a day at the last current valuation time (e.g., 5:00 p.m., Eastern time for UBS Select Treasury Institutional Fund, UBS Select Treasury Preferred Fund, UBS Select Treasury Investor Fund, UBS Select Treasury Capital Fund, UBS Prime Reserves Fund, UBS Prime Preferred Fund, UBS Prime Investor Fund, UBS Select Government Institutional Fund, UBS Select Government Preferred Fund, UBS Select Government Investor Fund and UBS Select Government Capital Fund; 3:00 p.m., Eastern time for UBS Select Prime Institutional Fund, UBS Select Prime Preferred Fund and UBS Select Prime Investor Fund; and 12:00 p.m. (noon), Eastern time for UBS Tax-Free Reserves Fund, UBS Tax-Free Preferred Fund and UBS Tax-Free Investor Fund).

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

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